Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of August 1, 2017

among

ECLIPSE RESOURCES CORPORATION,

as Borrower,

BANK OF MONTREAL,

as Administrative Agent,

KEYBANK NATIONAL ASSOCIATION,

as Syndication Agent,

and

the Lenders Party Hereto

BMO CAPITAL MARKETS CORP.

Lead Arranger and Sole Bookrunner

FOURTH AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of August 1, 2017, is among ECLIPSE RESOURCES CORPORATION, a Delaware corporation, the Lenders party hereto, and BANK OF MONTREAL, as Administrative Agent.

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of June 11, 2015, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of January 21, 2016, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of February 24, 2016 and that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of February 24, 2017 (as further amended, restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested that the Administrative Agent and the Lenders amend, and the Administrative Agent and the Lenders have agreed to amend, the Credit Agreement as herein set forth.

C. Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all annex, article and section references in this Amendment refer to annexes, articles or sections of the Credit Agreement, as applicable.

Section 2. Amendments to and Consent under the Credit Agreement.

(a) Amendment to Section 1.02. Section 1.02 is hereby amended by:

(i) restating the defined term “Agreement” in its entirety to read as follows:

“Agreement” means this Second Amended and Restated Credit Agreement, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of January 21, 2016, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of February 24, 2016, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of February 24, 2017, that certain Fourth Amendment to Second Amended and

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Restated Credit Agreement dated as of July 31, 2017, and as the same may be further amended, restated, supplemented, or modified from time to time.

(ii) adding the defined term “Sequel Joint Venture” where alphabetically appropriate to read as follows:

  “Sequel Joint Venture” means, that certain drilling joint venture among the Borrower and/or one or more of the other Credit Parties and Sequel Energy Group, LLC and/or an affiliate thereof with respect to the development of certain Oil and Gas Properties located within Harrison, Guernsey, Belmont, Jefferson and Monroe Counties, Ohio.

(iii) restating the defined term “Specified Period” in its entirety to read as follows:

  “Specified Period” means, for any date of determination, the period beginning on such date and ending on the twenty-four (24) month anniversary thereof.

(b) Amendment to Section 2.07. A new clause (f) is hereby added to Section 2.07 to read as follows:

(f) Reduction of Borrowing Base Upon Sale of Properties and Termination of Swap Agreements. In connection with any sale or other disposition of Property or termination or monetization of any Swap Agreement pursuant to Section 9.12(d), the Borrowing Base shall be reduced, as and when applicable, in accordance with the provisions of Section 9.12(d)(iv) and shall remain in effect until the next date as of which the Borrowing Base is redetermined pursuant to this Agreement. The Administrative Agent shall promptly notify the Borrower and the Lenders of any such reduction of the Borrowing Base and the effective date thereof.

(c) Amendment to Section 3.04. Section 3.04(c)(iii) is hereby restated in its entirety to read as follows:

(iii) Upon any adjustments to the Borrowing Base pursuant to Sections 2.07(e) and/or 2.07(f), if there is a Borrowing Base Deficiency, then the Borrower shall (A) prepay any Borrowings or (B) Cash Collateralize any LC Exposure as provided in Section 2.08(j), in an aggregate amount equal to such Borrowing Base Deficiency. The Borrower shall be obligated to make such prepayment and/or deposit of Cash Collateral within one Business Day of the date it receives (i) proceeds of such issuance of Permitted Unsecured Debt or (ii) confirmation of the amount of any reduction of the Borrowing Base pursuant to Section 2.07(f), as applicable; provided that all payments required to be made pursuant to this Section 3.04(c)(iii) must be made on or prior to the Termination Date.

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(d) Amendment to Section 9.12. Section 9.12(d)(iv) is hereby restated in its entirety to read as follows:

(iv) if the aggregate PV-9 value of Proved Reserves (as reflected in the most recently delivered Reserve Report and net of the value of Proved Reserves received as consideration therefor, if any) sold or disposed of and Swap Agreements terminated or monetized pursuant to this clause (d) in any period between two successive Scheduled Redetermination Effective Dates exceeds (A) with respect to dispositions of Proved Undeveloped Reserves made in connection with the Sequel Joint Venture, five percent (5%) of the PV-9 value of Proved Reserves (as reflected in the most recently delivered Reserve Report) or (B) with respect to all other dispositions of Oil and Gas Properties constituting Proved Reserves, five percent (5%) of the Borrowing Base then in effect, in each case calculated at the time of such disposition, termination or monetization, as applicable, then the Borrowing Base shall be reduced by the amount determined by the Required Lenders in good faith consistent with their normal oil and gas lending criteria to be the value, if any, of such Property attributable to the then-effective Borrowing Base and such reduction shall be effective immediately upon written notice by the Required Lenders to the Administrative Agent of their determination thereof; provided, that, for the avoidance of doubt, any such determination or Borrowing Base adjustment shall not be a condition to the Administrative Agent’s release of any such Property from all Liens under Security Instruments; and

(e) Amendment to Annex I. Annex I is hereby amended and restated in its entirety to read as set forth on Annex I attached hereto.

(f) Reallocation of Commitments. Each of the Borrower, the Administrative Agent and the Lenders agree as hereinafter set forth to reallocate the Commitments, Elected Commitments, Aggregate Maximum Credit Amount, Applicable Percentages and Revolving Credit Exposures. The assignments by each of the Lenders necessary to effect the reallocation of the Commitments, Elected Commitments, Aggregate Maximum Credit Amount, Applicable Percentages and Revolving Credit Exposures are hereby consummated pursuant to the terms and provisions of this Amendment and Section 12.04(b), and the Borrower, the Administrative Agent and each Lender hereby consummate such assignment and assumption pursuant to the terms, provisions and representations of the Assignment and Assumption attached as Exhibit G to the Credit Agreement as if each of them had executed and delivered an Assignment and Assumption (with the Effective Date, as defined therein, being the Fourth Amendment Effective Date (as defined below)); provided that the Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 12.04(b)(ii)(C) with respect to such assignments and assumptions. On the Fourth Amendment Effective Date and after giving effect to such assignments and assumptions, the Applicable Percentage, Maximum Credit Amount and Elected Commitment of each Lender shall be as set forth on Annex I hereto. Each Lender hereby

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consents and agrees to the Applicable Percentages, Maximum Credit Amounts and Elected Commitments as set forth on Annex I hereto. With respect to the foregoing assignments and assumptions, in the event of any conflict between this Amendment and Section 12.04(b), this Amendment shall control.

(g) Redetermination of the Borrowing Base. Pursuant to Section 2.07, the Administrative Agent and the Borrowing Base Increase Requisite Lenders have determined that the Borrowing Base shall be increased to $225,000,000, which redetermination is made after giving pro forma effect to this Fourth Amendment and is effective as of the Fourth Amendment Effective Date, (the “Redetermination Effective Date”). From and after the Redetermination Effective Date, such amount shall remain the Borrowing Base until otherwise redetermined or adjusted in accordance with the Credit Agreement. This constitutes the New Borrowing Base Notice and the redetermination of the Borrowing Base set forth herein constitutes the October 1, 2017 Scheduled Redetermination.

Section 3. Conditions Precedent. This Amendment shall become effective on the date (such date, the “Fourth Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

(a) The Administrative Agent shall have received from each Lender, the Administrative Agent, the Borrower and each Guarantor, counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

(b) The Administrative Agent shall have received duly executed Notes payable to each Lender requesting a Note in a principal amount equal to its Maximum Credit Amount dated as of the date hereof.

(c) The Borrower shall have paid (i) to the Administrative Agent, for the ratable account of each Lender, (A) a fee in an amount equal to 0.375% multiplied by the amount of such Lender’s final allocated Commitment in effect on the Fourth Amendment Effective Date that is greater than such Lender’s Commitment under the Credit Agreement immediately prior to the Fourth Amendment Effective Date, which fee shall be fully earned and due and payable on the Fourth Amendment Effective Date and (B) all other fees and amounts agreed in writing and due and payable on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement and (ii) to Simpson Thacher & Bartlett LLP, all fees and amounts required to be paid by the Borrower under the Credit Agreement, and due and payable on or prior to the Fourth Amendment Effective Date to the extent invoiced not later than one Business Day prior to the Fourth Amendment Effective Date.

(d) No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.

Section 4. Miscellaneous.

(a) Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, remain in full force and effect following the effectiveness of this Amendment. The

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execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(b) Ratification and Affirmation; Representations and Warranties. Each of the Borrower and each Guarantor hereby:

(i) acknowledges the terms of this Amendment,

(ii) ratifies and affirms their respective obligations, and acknowledges their respective continued liability, under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby, and

(iii) represents and warrants to the Lenders that as of the date hereof, immediately after giving effect to the terms of this Amendment, all of the Borrower’s and such Guarantor’s, as applicable, respective representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except that (i) to the extent any such representations and warranties are expressly limited to an earlier date, as of the date hereof, after giving effect to the terms of this Amendment, such representation and warranty continues to be true and correct in all material respects as of such specified earlier date and (ii) to the extent that any such representation and warranty is qualified by materiality, such representation and warranty (as so qualified) is true and correct in all respects.

(c) Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or other electronic transmission (e.g., ..pdf) shall be effective as delivery of a manually executed counterpart hereof.

(d) NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

(e) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(f) Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of one counsel to the Administrative Agent.

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(g) Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(h) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and permitted assigns.

(i) Loan Document. This Amendment is a Loan Document.

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[FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT – ECLIPSE RESOURCES CORPORATION]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	ECLIPSE RESOURCES CORPORATION

	By:	/s/ Matthew DeNezza
	Name:	Matthew DeNezza
	Title:	Executive Vice President
and Chief Financial Officer

GUARANTORS:	ECLIPSE RESOURCES I, LP
ECLIPSE GP, LLC
ECLIPSE RESOURCES – OHIO, LLC
ECLIPSE RESOURCES OPERATING, LLC
BUCKEYE MINERALS & ROYALTIES, LLC
ECLIPSE RESOURCES MIDSTREAM, LP
ECLIPSE RESOURCES MARKETING, LP

	By:	/s/ Matthew DeNezza
	Name:	Matthew DeNezza
	Title:	Executive Vice President
and Chief Financial Officer

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BANK OF MONTREAL,
as Administrative Agent and an Issuing Bank

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

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BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

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KEYBANK NATIONAL ASSOCIATION, as Syndication Agent and as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

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CAPITAL ONE, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Director

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DEUTSCHE BANK AG NY BRANCH,
as a Lender

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

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GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Josh Rosenthal
Name:	Josh Rosenthal
Title:	Authorized Signatory

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MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

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MORGAN STANLEY SENIOR FUNDING, Inc.
as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

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CITIBANK, N.A.,
as a Lender

By:	/s/ Phil Ballard
Name:	Phil Ballard
Title:	Vice President

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ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Kristan Spivey
Name:	Kristen Spivey
Title:	Authorized Signatory

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BP ENERGY COMPANY,
as a Lender

By:	/s/ Timothy Yee
Name:	Timothy Yee
Title:	Attorney-in-Fact

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ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment
BMO Harris Financing, Inc.	15.777777778%	$78,888,888.91	$35,500,000.00
Capital One, National Association	15.111111111%	$75,555,555.56	$34,000,000.00
KeyBank National Association	14.666666667%	$73,333,333.33	$33,000,000.00
Deutsche Bank AG New York Branch	12.444444444%	$62,222,222.22	$28,000,000.00
Goldman Sachs Bank USA	12.444444444%	$62,222,222.22	$28,000,000.00
Citibank, N.A.	8.444444444%	$42,222,222.22	$19,000,000.00
Royal Bank of Canada	8.444444444%	$42,222,222.22	$19,000,000.00
Morgan Stanley Bank, N.A.	6.666666667%	$33,333,333.33	$15,000,000.00
Morgan Stanley Senior Funding Inc.	5.777777778%	$28,888,888.88	$13,000,000.00
BP Energy Company	0.222222222%	$1,111,111.11	$500,000.00
TOTAL	100.000000000%	$500,000,000.00	$225,000,000.00